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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  AUGUST 20, 2001
                       (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NO.: 000-22035

                       METRO INFORMATION SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          VIRGINIA                    000-22035                54-1112301
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

          POST OFFICE BOX 8888
        VIRGINIA BEACH, VIRGINIA                                  23450
(Address of Principal Executive Offices)                        (Zip Code)

              Registrant's telephone number, including area code:
                                 (757) 486-1900

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ITEM 5. OTHER EVENTS.

On August 21, 2001, Metro Information Services, Inc. (the "Company") and Keane, Inc. ("Keane") announced that they had entered into an agreement and plan of merger (the "Merger Agreement"), dated as of August 20, 2001, providing for the merger of the Company and Keane. If the merger is completed, the Company will become a wholly-owned subsidiary of Keane, and the holders of the common stock of the Company will be entitled to receive .48 of a Keane share for each of their shares of common stock of the Company.

In connection with the merger, a certain stockholder of the Company, who together with certain family trusts owns approximately 54% of the Company's outstanding shares, has also entered into a stockholder's agreement with Keane in which he has agreed to vote 40% of the Company's outstanding shares in favor of the Merger Agreement.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the Stockholder's Agreement is attached hereto as Exhibit 10.1, and a copy of the press release announcing the merger is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to such exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

         10.1 Stockholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain. (1)

         99.1  Press Release dated August 21, 2001.


(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.


                              METRO INFORMATION SERVICES, INC.

Date: August 21, 2001         By: /s/ John H. Fain
       ----------------           --------------------
                                  John H. Fain
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                               INDEX TO EXHIBITS


No.       Description
---       -----------

  2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

 10.1 Stockholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain. (1)

 99.1     Press Release dated August 21, 2001.


(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.